THE RBB FUND, INC.

Robeco Investment Funds

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated May 21, 2012

to the Investor Class Prospectus

dated December 31, 2011, as revised January 13, 2012

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The listing of funds on the front cover of the prospectus is hereby deleted in its entirety and replaced with the following:

Robeco Boston Partners Small Cap Value Fund II – BPSCX

Robeco Boston Partners All-Cap Value Fund – BPAVX

Robeco Boston Partners Long/Short Equity Fund – BPLEX

Robeco Boston Partners Long/Short Research Fund – BPRRX

Robeco Boston Partners Global Equity Fund – BPGRX

Robeco Boston Partners International Equity Fund – BPQRX

Please retain this Supplement for future reference.